Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact:	Media Contact:

Paul T. Luther	Paul Erwin
(412) 553-1950	(412) 553-2666
Paul.Luther@howmet.com	Paul.Erwin@howmet.com

Howmet Aerospace Announces Expiration and Final Tender Results of its

Note Tender Offers and Consent Solicitation

PITTSBURGH, May 20, 2020 – Howmet Aerospace Inc. (NYSE: HWM) (“Howmet Aerospace” or the “Company”) announced today the expiration and final tender results of its previously announced tender offers in respect of its 5.40% Notes due 2021 (the “2021 Notes”) and its 5.87% Notes due 2022 (the “2022 Notes”).

On May 7, 2020, Howmet Aerospace purchased $561,417,000 aggregate principal amount of the 2021 Notes and $146,642,000 aggregate principal amount of the 2022 Notes that were validly tendered and not validly withdrawn as of 5:00 p.m., New York City time, on May 5, 2020 (the “early tender deadline”). Howmet Aerospace expects to accept for purchase an additional $27,775,000 aggregate principal amount of the 2021 Notes and $4,310,000 aggregate principal amount of the 2022 Notes that were validly tendered after the early tender deadline and at or prior to 12:01 a.m., New York City time, on May 20, 2020 (the “expiration date”). Howmet Aerospace expects the final settlement date to occur on May 21, 2020 for these additional notes.

Holders of notes who validly tendered their notes and, in the case of the 2021 Notes, validly delivered their consents after the early tender deadline and at or prior to the expiration date will receive the total consideration, which includes the early tender premium for the notes of $50.00 per $1,000 principal amount of notes tendered. Accrued and unpaid interest will be paid on all notes validly tendered and accepted for purchase from the last interest payment date up to, but not including, the final settlement date.

Neither of the tender offers will be subject to proration.

Howmet Aerospace retained J.P. Morgan Securities LLC to act as the lead dealer manager and solicitation agent, Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC to act as the co-dealer managers and solicitation agents and Global Bondholder Services Corporation to act as the tender and information agent for the tender offers. For additional information regarding the terms of the tender offers, please contact J.P. Morgan Securities LLC collect at (212) 834-3424 or toll-free at (866) 834-4666. Requests for copies of the Offer to Purchase and Consent Solicitation Statement and questions regarding the tendering of notes and delivery of consents may be directed to Global Bondholder Services Corporation at (212) 430-3774 (for banks and brokers) or (866) 470-4300 (all others, toll-free) or email contact@gbsc-usa.com.

This press release is for informational purposes only and does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any securities nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful. Holders of the notes of either series are urged to carefully read the Offer to Purchase and Consent Solicitation Statement, which sets forth a more detailed description of the tender offers, before making any decision with respect to the tender offers.

None of Howmet Aerospace, the tender and information agent, the dealers managers and solicitation agents or the trustee (nor any of their respective directors, officers, employees or affiliates) makes any recommendation as to whether holders should tender their notes pursuant to either tender offer and deliver related consents, and no one has been authorized by any of them to make such a recommendation. Holders must make their own decisions as to whether to tender their notes, and, if so, the principal amount of notes to tender.

About Howmet Aerospace

Howmet Aerospace Inc., headquartered in Pittsburgh, Pennsylvania, is a leading global provider of advanced engineered solutions for the aerospace and transportation industries. The Company’s primary businesses focus on jet engine components, aerospace fastening systems, and titanium structural parts necessary for mission-critical performance and efficiency in aerospace and defense applications, as well as forged wheels for commercial transportation.

Forward-Looking Statements

This press release contains statements that relate to future events and expectations. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “expects,” “forecasts,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Howmet Aerospace’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, any future actions by Howmet Aerospace in respect of the notes. These statements reflect beliefs and assumptions that are based on Howmet Aerospace’s perception of historical trends, current conditions and expected future developments, as well as other factors Howmet Aerospace believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause actual results to differ materially from those indicated by these statements. Such risks and uncertainties include, but are not limited to: (a) the impact of the separation on the businesses of Howmet Aerospace; (b) deterioration in global economic and financial market conditions generally, including as a result of pandemic health issues (including coronavirus and its effects, among other things, on global supply, demand, and distribution disruptions as the coronavirus outbreak continues and results in an increasingly prolonged period of travel, commercial and/or other similar restrictions and limitations); (c) unfavorable changes in the markets served by Howmet Aerospace; (d) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; (e) competition from new product offerings, disruptive technologies or other developments; (f) political, economic, and regulatory risks relating to Howmet Aerospace’s global operations, including compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (g) manufacturing difficulties or other issues that impact product performance, quality or safety; (h) Howmet Aerospace’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (i) the impact of potential cyber attacks and information technology or data security breaches; (j) the loss of significant customers or adverse changes in customers’ business or financial conditions; (k) adverse changes in discount rates or investment returns on pension assets; (l) the impact of changes in aluminum prices and foreign currency exchange rates on costs and results; (m) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation, which can expose Howmet Aerospace to substantial costs and liabilities; and (n) the other risk factors summarized in Howmet Aerospace’s Form 10-K for the year ended December 31, 2019 and other reports filed with the U.S. Securities and Exchange Commission (SEC). Market projections are subject to the risks discussed above and other risks in the market. The statements in this press release are made as of the date of this press release, even if subsequently made available by Howmet Aerospace on its website or otherwise. Howmet Aerospace disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.